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                                                                 EXHIBIT 10.39.3



                          THIRD AMENDMENT AND WAIVER TO
                           LOAN AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT dated as of May 15, 2001 (the "THIRD AMENDMENT"), amends the Loan and Security Agreement dated as of December 31, 1998, as amended by that certain Amendment to Loan and Security Agreement dated as of June 30, 2000 and that Second Amendment to Loan and Security Agreement, dated as of April 13, 2001 (as so amended, the "LOAN AGREEMENT"), between NTFC Capital Corporation, a Delaware corporation (the "LENDER"), and Startec Global Communications Corporation, a Delaware corporation (the "BORROWER"), as the successor by merger to Startec Global Communications Corporation, a Maryland corporation.

                              W I T N E S S E T H:

         WHEREAS, Borrower has requested that the Loan Agreement be amended to change the time period for satisfaction of certain covenants contained in
Article VII of the Loan Agreement, and that Lender waive certain Events of Default arising out of (i) the failure of Borrower to meet the Minimum EBITDA covenant for the quarter ended March 31, 2001, found in item (a)(4) to Schedule
7.14 to the Loan Agreement and (ii) the failure of Borrower meet the gross margin covenant for the quarter ended March 31, 2001, found in item (a)(5) to
Schedule 7.14 to the Loan Agreement; and

         WHEREAS, Lender is willing to amend the Loan Agreement to extend the date for satisfaction of certain covenants contained in Article VII of the Loan Agreement, as provided for herein in consideration of an amendment fee of Twenty-Five Thousand Dollars ($25,000) (the "AMENDMENT FEE") and to waive the Events of Defaults caused by (i) the failure of Borrower to meet the Minimum EBITDA covenant for the quarter ended March 31, 2001, and (ii) the failure of Borrower to meet the gross margin covenant for the quarter ended March 31, 2001, but only on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                          AMENDMENTS TO LOAN AGREEMENT

1.1 AMENDMENT TO SECTION 7.18 OF THE LOAN AGREEMENT. Effective on, and subject to the occurrence of, the Amendment Effective Date, Section 7.18 of the Loan Agreement is hereby amended by deleting the date "April 20, 2001" therein and replacing it with the date "May 18, 2001".

1.2 AMENDMENT TO SECTION 7.19 OF THE LOAN AGREEMENT. Effective on, and subject to the occurrence of, the Amendment Effective Date, Section 7.19 of the Loan Agreement is hereby amended by deleting the text of such section in its entirety and replacing it with the following:


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         "7.19 LANDLORD CONSENTS. Borrower shall obtain and deliver to Lender those landlord consents listed on EXHIBIT F to the Second Amendment not later than June 12, 2001."



                                   ARTICLE II
                  LIMITED WAIVER OF COVENANTS TO LOAN AGREEMENT

2.1.     LIMITED WAIVER OF ARTICLE IX (EVENTS OF DEFAULT).

         (a) Effective on, and subject to the occurrence of, the Amendment Effective Date, Lender waives the Event of Default under Section 9.01(c) of
ARTICLE IX of the Loan Agreement caused solely by the failure of Borrower to comply with the financial covenants required by items (a)(4) (Minimum EBITDA) and (a)(5) (gross margin) of Schedule 7.14 of the Loan Agreement for the fiscal quarter ended March 31, 2001.

         (b) Effective on, and subject to the occurrence of, the Amendment Effective Date, Lender waives the Event of Default under Section 9.01(c) of
ARTICLE IX of the Loan Agreement caused solely by the failure of Borrower to comply with the covenant found in Section 7.18 of the Loan Agreement (as modified by that certain Side Letter, dated as of April 20, 2001, between Borrower and Lender) caused solely by Borrower's failure to deliver the required legal opinion(s) under Section 7.18 of the Loan Agreement by May 4, 2001.

                                   ARTICLE III
                                  AFFIRMATIONS

3.1.     REAFFIRMATION AND RELEASE.

         (a) Borrower hereby represents, warrants and covenants that (i) the representations and warranties of Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects with the same effect as if now made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date), (ii) except as set forth on EXHIBIT 4.16 attached hereto, there has been no Material Adverse Change in the financial condition or results of operations of Borrower since the date of the projections previously delivered to Lender on March __, 2001, (iii) on the date hereof no Default or Event of Default has occurred and is continuing or exists (except for the failure of Borrower to comply with the financial covenants required by items (a)(4) and
(a)(5) of Schedule 7.14 to the Loan Agreement for the fiscal quarter ended March 31, 2001), or will occur or exist after giving effect to this Third Amendment,
(iii) the execution and terms of this Third Amendment have been duly authorized by all necessary and appropriate corporate action for Borrower, and (iv) Borrower's execution of this Third Amendment does not require the consent of or giving of notice to any other Person other than those consents which Borrower has already obtained.

         (b) Borrower reaffirms that the Loan Agreement, as amended hereby, and the other Loan Documents to which it is a party are and remain the valid and binding obligations of


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Borrower, enforceable against Borrower in accordance with their respective terms. Borrower acknowledges that Lender is not waiving, and Borrower is required to and shall comply with, the financial covenants for the fiscal quarter ended March 31, 2001, required by Section 7.14 and Schedule 7.14 of the Loan Agreement in effect on and after the Amendment Effective Date (other than the financial covenants required by items (a)(4) and (a)(5) of Schedule 7.14 to the Loan Agreement for the fiscal quarter ended March 31, 2001).

         (c) Borrower hereby acknowledges and stipulates it has no claims or causes of action against Lender, and/or its officers, directors, agents, and/or employees, of any kind whatsoever, and hereby releases Lender and its officers, directors, agents, and employees from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, arising under contract, warranty, tort (including negligence), strict liability or otherwise, which Borrower has now or may acquire in the future under any event, circumstance, action, failure to act, or otherwise from any time prior to, and through, the date of this Third Amendment, whether relating in any way to the Loan Agreement, any other Loan Document(s), any Collateral or otherwise.



                                   ARTICLE IV
                                  CONSIDERATION

4.1 CONSIDERATION. In consideration of Lender's agreement to amend the Loan Agreement pursuant to this Third Amendment, Borrower shall pay Lender the Amendment Fee.



                                    ARTICLE V
                           CONDITIONS TO EFFECTIVENESS

5.1. AMENDMENT EFFECTIVE DATE. This Third Amendment shall become effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE"), when Lender shall have received:


         (a) counterparts of this Third Amendment duly executed by Borrower and Lender;

         (b) a certificate and its attachments (the "OFFICERS' CERTIFICATE") dated the date first above written executed by a Responsible Officer of Borrower and a Responsible Officer of each of the Guarantors certifying that the resolutions attached to the Officers' Certificate are true and correct copies of all corporate action necessary to be taken by Borrower and the Guarantors to authorize the execution and delivery of this Third Amendment or Consent thereto, and such resolutions remain in full force and effect; and the Responsible Officers of Borrower and of each of the Guarantors whose names, true signatures and incumbency are set forth therein are authorized to execute and deliver this Third Amendment or Consent thereto, as applicable; and

         (c) the Amendment Fee and confirmation from Lender's counsel that all fees and expenses of Lender's counsel outstanding on the date hereof have been paid in full;


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                                   ARTICLE VI
                                  MISCELLANEOUS

6.1. CROSS REFERENCES. References in this Third Amendment to any article or section are, unless otherwise specified, to such article or section of this Third Amendment.

6.2. INSTRUMENT PURSUANT TO LOAN AGREEMENT. This Third Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered, and applied in accordance with all of the terms and provisions of the Loan Agreement (including that it shall be governed by the laws of the State of New York and that Borrower shall pay, on demand, all out-of-pocket expenses (including reasonable attorneys' fees) of Lender in connection herewith). Any term or provision of and any modification or waiver effected by this Third Amendment may be modified in any manner by an instrument in writing executed by Borrower and Lender. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement shall remain unmodified and unwaived. The modifications and waiver set forth herein shall be limited precisely as provided for herein to the provisions expressly modified or waived herein and shall not be deemed to be an amendment of, consent to or modification or waiver of any other term or provision of the Loan Agreement or any other Loan Document or of any transaction or further or future action on the part of Borrower or any Guarantor which could require the consent of Lender under the Loan Agreement or any other Loan Document. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Third Amendment, including its preamble and recitals, have the meanings provided in the Loan Agreement.

6.3. SUCCESSORS AND ASSIGNS. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4. COUNTERPARTS. This Third Amendment may be executed by the parties hereto in several counterparts which shall be executed by Borrower and Lender, as the case may be, all of which shall be deemed to be an original and which shall constitute together but one and the same agreement.

6.5. EVENT OF DEFAULT. It is understood and agreed that any breach by Borrower or any Guarantor of any representation, warranty or covenant contained herein or the Officers' Certificate shall constitute an Event of Default.


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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by the respective officers hereunder duly authorized to be effective as of the day and year first above written.

                                      BORROWER:
                                      --------

                                      STARTEC GLOBAL COMMUNICATIONS CORPORATION


                                      BY: /s/
                                         ---------------------------------------

                                      TITLE:
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                                      LENDER:
                                      ------

                                      NTFC CAPITAL CORPORATION


                                      BY: /s/
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                                      TITLE:
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